Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MidSouth Bancorp, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2006 (the “Report”), I, C.R. Cloutier, Chief Executive Officer of the Company, certify that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ C. R. Cloutier
C.R. Cloutier
Chief Executive Officer
March 16, 2007